UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 30, 2003

                            SHELTER PROPERTIES II
            (Exact name of registrant as specified in its charter)


            South Carolina            0-10256                 57-0709233
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Item 2.     Acquisition or Disposition of Assets

On December 30, 2003, the Registrant sold one of its investment properties, Raintree Apartments, located in Anderson, South Carolina. The Registrant sold Raintree Apartments to RT Anderson, LLC, a third party, for $4,680,000. The sales price was determined based on the fair market value of the investment property.

In accordance with the Amended Limited Partnership Agreement of the Registrant, the Registrant's general partner used the net proceeds to pay down existing debt obligations to an affiliate of the Registrant.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if Raintree Apartments had been sold on January 1, 2002.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2002 Annual Report on Form 10-KSB.


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                               September 30, 2003



All other assets                                           $ 1,202
Investment properties, net                                   11,849

      Total Assets                                         $ 13,051

All other liabilities                                      $ 1,743
Mortgage notes payable                                       15,578
Partners' deficit                                            (4,270)

      Total Liabilities and Equity                         $ 13,051

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)


                                           Nine Months Ended      Year Ended
                                             September 30,       December 31,
                                                 2003                2002

Total revenues                                  $ 5,106            $ 6,824
Total expenses                                    3,958              4,663

Net loss                                        $ 1,148            $ 2,161

Net loss per limited partnership unit           $ 41.35            $ 77.78


(c) Exhibits.

The following exhibits are filed with this report (1):

10(i)(f) Purchase and Sale  Contract  between  Registrant  and Sealy  Management
      Company, Inc., dated September 11, 2003.

10(i)(g) First  Amendment to Purchase and Sale Contract  between  Registrant and
      Sealy Management Company, Inc., dated November 24, 2003.

10(i)(h) Second Amendment to Purchase and Sale Contract  between  Registrant and
      Sealy Management Company, Inc., dated December 11, 2003.

10(i)(i) Assignment and  Assumption of Purchase and Sale Contract  between Sealy
      Management Company, Inc. and RT Anderson, LLC, dated December 29, 2003.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SHELTER PROPERTIES II


                                    By:   Shelter Realty II Corporation
                                          Corporate General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: January 13, 2004

                                                                Exhibit 10(i)(f)

                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                             SHELTER PROPERTIES II,

                      a South Carolina limited partnership

                                    AS SELLER

                                       AND

                         SEALY MANAGEMENT COMPANY, INC.,

                             an Alabama corporation

                                  AS PURCHASER

                               RAINTREE APARTMENTS

                                Table of Contents

                                                                            Page


ARTICLE 1 DEFINED TERMS......................................................1
      1.1. Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1...................................................1

ARTICLE 2 PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT........................6
      2.1.  Purchase and Sale................................................6
      2.2.  Purchase Price and Deposit.......................................6
      2.3.  Escrow Provisions Regarding Deposit..............................7

ARTICLE 3 FEASIBILITY PERIOD.................................................8
      3.1.  Feasibility Period...............................................8
      3.2.  Expiration of Feasibility Period.................................8
      3.3.  Conduct of Investigation.........................................9
      3.4.  Purchaser Indemnification........................................9
      3.5.  Property Materials..............................................10
      3.6.  Property Contracts..............................................11

ARTICLE 4 TITLE.............................................................11
      4.1.  Title Documents.................................................11
      4.2.  Survey..........................................................11
      4.3.  Objection and Response Process..................................12
      4.4.  Permitted Exceptions............................................12
      4.5.  Existing Mortgage...............................................13

ARTICLE 5 CLOSING...........................................................13
      5.1.  Closing Date....................................................13
      5.2.  Seller Closing Deliveries.......................................13
      5.3.  Purchaser Closing Deliveries....................................15
      5.4.  Closing Prorations and Adjustments..............................15
      5.5.  Post Closing Adjustments........................................19

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER............19
      6.1.  Seller's Representations........................................19
      6.2.  AS-IS...........................................................20
      6.3.  Survival of Seller's Representations............................21
      6.4.  Definition of Seller's Knowledge................................22
      6.5.  Representations And Warranties Of Purchaser.....................22

ARTICLE 7 OPERATION OF THE PROPERTY.........................................23
      7.1.  Leases and Property Contracts...................................23
      7.2.  General Operation of Property...................................23
      7.3.  Liens...........................................................23

ARTICLE 8 CONDITIONS PRECEDENT TO CLOSING...................................24
      8.1.  Purchaser's Conditions to Closing...............................24
      8.2.  Seller's Conditions to Closing..................................24

ARTICLE 9 BROKERAGE.........................................................25
      9.1.  Indemnity.......................................................25
      9.2.  Broker Commission...............................................25
      9.3.  Broker Signature Page...........................................25

ARTICLE 10 DEFAULTS AND REMEDIES............................................25
      10.1. Purchaser Default...............................................25
      10.2. Seller Default..................................................26

ARTICLE 11 RISK OF LOSS OR CASUALTY.........................................27
      11.1. Major Damage....................................................27
      11.2. Minor Damage....................................................27
      11.3. Repairs.........................................................27

ARTICLE 12 EMINENT DOMAIN...................................................28
      12.1. Eminent Domain..................................................28

ARTICLE 13 MISCELLANEOUS.....................................................28
      13.1.  Binding Effect of Contract......................................28
      13.2.  Exhibits And Schedules..........................................28
      13.3.  Assignability...................................................28
      13.4.  Binding Effect..................................................29
      13.5.  Captions........................................................29
      13.6.  Number And Gender Of Words......................................29
      13.7.  Notices.........................................................29
      13.8.  Governing Law And Venue.........................................31
      13.9.  Entire Agreement................................................31
      13.10. Amendments......................................................32
      13.11. Severability....................................................32
      13.12. Multiple Counterparts/Facsimile Signatures......................32
      13.13. Construction....................................................32
      13.14. Confidentiality.................................................32
      13.15. Time Of The Essence.............................................33
      13.16. Waiver..........................................................33
      13.17. Attorneys Fees..................................................33
      13.18. Time Periods....................................................33
      13.19. 1031 Exchange...................................................33
      13.20. No Personal Liability of Officers, Trustees or Directors of
             Seller's Partners...............................................34
      13.21. No Exclusive Negotiations.......................................34
      13.22. ADA Disclosure..................................................34
      13.23. No Recording....................................................34
      13.24. Relationship of Parties.........................................35
      13.25. Dispute Resolution..............................................35
      13.26. AIMCO Marks.....................................................35
      13.27. Non-Solicitation of Employees...................................36
      13.28. Survival........................................................36
      13.29. Multiple Purchasers.............................................36

ARTICLE 14 LEAD-BASED PAINT DISCLOSURE......................................37
      14.1. Disclosure......................................................37
      14.2. Consent Agreement...............................................37


EXHIBIT A  LEGAL DESCRIPTION FOR THE RAINTREE APARTMENTS...................A-1

EXHIBIT B  FORM OF LIMITED WARRANTY DEED...................................B-1

EXHIBIT C  FORM OF BILL OF SALE............................................C-1

EXHIBIT D  GENERAL ASSIGNMENT AND ASSUMPTION...............................D-1

EXHIBIT E  ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY
           DEPOSITS........................................................E-1

EXHIBIT F  VENDOR NOTIFICATION.............................................F-1

EXHIBIT G  TENANT NOTIFICATION.............................................G-1

EXHIBIT H  LEAD-BASED PAINT DISCLOSURE.....................................H-1

EXHIBIT I   LAW ENGINEERING AND ENVIRONMENTAL SERVICES....................I-1

SCHEDULE 1.1.19  LIST OF EXCLUDED PERMITS......................SCHEDULE 1.1.19

SCHEDULE 1.1.23  LIST OF EXCLUDED FIXTURES AND TANGIBLE
                 PERSONAL PROPERTY.............................SCHEDULE 1.1.23

SCHEDULE 3.5  LIST OF MATERIALS...................................SCHEDULE 3.5

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 31st day of October, 2003 (the "Effective Date") by and between SHELTER PROPERTIES II, a South Carolina limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and SEALY MANAGEMENT COMPANY, INC., an Alabama corporation, having a principal address at P.O. Box 1370, 1200 Greensboro Avenue, Tuscaloosa, Alabama 35403 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A. Seller owns the real estate located in Anderson County, South Carolina, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as Raintree Apartments.

      B. Purchaser desires to purchase, and Seller desires to sell, such land, improvements and certain associated property, on the terms and conditions set forth below.

                                   ARTICLE 1
                                  DEFINED TERMS

1.1...Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1. "ADA" shall have the meaning set forth in Section 13.22.

1.1.2. [Intentionally left blank].

1.1.3. "AIMCO" means Apartments Investment Management Company.

1.1.4. "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5. [Intentionally left blank].

1.1.6. [Intentionally left blank].

1.1.7. [Intentionally left blank].

1.1.8. "Broker" shall have the meaning set forth in Section 9.1.

1.1.9. "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Colorado, Texas, Alabama or South Carolina.

1.1.10. "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.11. "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.12. "Code" shall have the meaning set forth in Section 2.3.6.

1.1.13. "Consent Agreement" shall have the meaning set forth in Section 14.2.

1.1.14. "Consultants" shall have the meaning set forth in Section 3.1.

1.1.15. "Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.16. "Deed" shall have the meaning set forth in Section 5.2.1.

1.1.17. "Deposit" means, to the extent actually deposited by Purchaser with Escrow Agent, the Initial Deposit.

1.1.18. "Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.19. "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.19.

1.1.20. "Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.21. "Feasibility Period" shall have the meaning set forth in Section 3.1.

1.1.22.  "Final  Response  Deadline" shall have the meaning set forth in Section
4.3.

1.1.23. "FHA" shall have the meaning set forth in Section 13.22.

1.1.24. "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent owned by Seller. The term "Fixtures and Tangible Personal Property" does not include the property and equipment, if any, expressly identified in Schedule 1.1.24.

1.1.25. "General Assignment" shall have the meaning set forth in Section 5.2.3.

1.1.26. "Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.27. "Improvements" means all buildings and improvements located on the Land.

1.1.28. "Initial Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.29. "Land" means all of those certain tracts of land located in the State of
South  Carolina  described  on  Exhibit  A,  and  all  rights,   privileges  and
appurtenances pertaining thereto.

1.1.30. "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.31. "Leases Assignment" shall have the meaning set forth in Section 5.2.4.

1.1.32. "Lender" means Federal Home Loan Mortgage Corporation, assignee of Reilly Mortgage Group, Inc., a District of Columbia corporation, whose servicer is Reilly Mortgage Group, Inc.

1.1.33. "Lender Fees" shall mean all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Mortgage, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender's Fees to be determined as of the Closing Date.

1.1.34. "Loan" means the indebtedness owing to Lender evidenced by the Note.

1.1.35. [Intentionally left blank].

1.1.36. [Intentionally left blank].

1.1.37. "Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.38. "Losses" shall have the meaning set forth in Section 3.4.1.

1.1.39. "Materials" shall have the meaning set forth in Section 3.5.

1.1.40. "Miscellaneous Property Assets" means all contract rights, leases, concessions, manufacturer or other warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts, (c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit,
(f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits,
(h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "Raintree Apartments" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.41. "Mortgage" shall have the meaning set forth in Section 4.5.

1.1.42. "Note" means that certain Multifamily Note in the original principal amount of $3,055,000.00, dated December 15, 2000, executed by Seller and payable to the order of Reilly Mortgage Group, Inc., as assigned to Federal Home Loan Mortgage Corporation.

1.1.43. "Objection Deadline" shall have the meaning set forth in Section 4.3.

1.1.44. "Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.45. "Objections" shall have the meaning set forth in Section 4.3.

1.1.46. "Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.47. "Permitted Exceptions" shall have the meaning set forth in Section 4.4.

1.1.48. "Property" means (a) the Land and Improvements and all rights of Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, (b) the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets which are located on the Property and used in its operation.

1.1.49. "Property Contracts" means all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract, and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property
(i) which terminate  automatically  upon transfer of the Property by Seller,  or
(ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property.

1.1.50. "Property Contracts Notice" shall have the meaning set forth in Section 3.6.

1.1.51.  "Property  Manager" means the current property manager of the Property.
1.1.52. "Proration Schedule" shall have the meaning set forth in Section 5.4.1.

1.1.53. "Purchase Price" means the consideration to be paid by Purchaser to Seller for the purchase of the Property pursuant to Section 2.2.

1.1.54. "Regional Property Manager" shall have the meaning set forth in Section 6.4.

1.1.55. [Intentionally left blank].

1.1.56. [Intentionally left blank].

1.1.57. "Response Deadline" shall have the meaning set forth in Section 4.3.

1.1.58. "Response Notice" shall have the meaning set forth in Section 4.3.

1.1.59.  "Seller's  Indemnified  Parties"  shall have the  meaning  set forth in
Section 3.4.1

1.1.60. "Seller's Representations" shall have the meaning set forth in Section 6.1.

1.1.61. "Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.62. "Survival Period" shall have the meaning set forth in Section 6.3.

1.1.63. "Survival Provisions" shall have the meaning set forth in Section 13.28.

1.1.64. "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.65. "Tenant Deposits" means all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.66.  "Tenant  Security  Deposit Balance" shall have the meaning set forth in
Section 5.4.6.2.

1.1.67. "Terminated Contracts" shall have the meaning set forth in Section 3.6.

1.1.68. [Intentionally left blank].

1.1.69. "Third-Party Reports" means any reports, studies or other information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of the Property.

1.1.70.  "Title  Commitment"  shall have the meaning ascribed thereto in Section
4.1.

1.1.71. "Title Documents" shall have the meaning set forth in Section 4.1.

1.1.72. "Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.73. "Title Policy" shall have the meaning set forth in Section 4.1.

1.1.74. "Uncollected Rents" shall have the meaning set forth in Section 5.4.6.1.

1.1.75. [Intentionally Omitted].

1.1.76. "Vendor Terminations" shall have the meaning set forth in Section 5.2.5.

                                   ARTICLE 2
                    PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1.  Purchase and Sale

      Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2.  Purchase Price and Deposit

      The total purchase price ("Purchase Price") for the Property shall be an amount equal to $4,750,000.00, less the Lender Fees, which amount shall be paid by Purchaser, as follows:

2.2.1. On the Effective Date, Purchaser shall deliver to Fidelity National Title Insurance Company, c/o Lolly Avant, 1900 West Loop South, Suite 650, Houston, TX 77027, 800-879-1677 ("Escrow Agent" or "Title Insurer") a deposit (the "Initial Deposit") of $250,000.00 by wire transfer of immediately available funds ("Good Funds"). The Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2. In addition to the Deposit, Seller and Purchase agree that the amount of One Hundred and No/100 Dollars ($100.00) shall be paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Seller's execution and delivery of this Contract (the "Independent Contract Consideration"). The Independent Contract Consideration is independent of any other consideration or payment provided for in this Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events.

2.2.3. [Intentionally left blank].

2.2.4. The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m., Houston, Texas time, on the Closing Date (or such earlier time as required by Lender).

2.3. Escrow Provisions Regarding Deposit.

2.3.1. Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2. Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3. If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser). If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4. The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5. The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6. Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this Section.

2.3.7. The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 3
                               FEASIBILITY PERIOD

3.1.  Feasibility Period

      Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 30 days after the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the
Property:

3.1.1. To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2. To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3. To ascertain and confirm the suitability of the Property for Purchaser's intended use of the Property; and

3.1.4. To review the Materials at Purchaser's sole cost and expense.

3.2. Expiration of Feasibility Period

      If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m., Houston, Texas time, on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Deposit to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1 and subject to Purchaser's rights to terminate this Contract provided in Section 4.3, Section 10.2, Section
11.1 and Section 12.1.

3.3.  Conduct of Investigation

      Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive the Closing and delivery of the Deed to Purchaser.

3.4. Purchaser Indemnification.

3.4.1. Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property at any time prior to Closing.

3.4.2. Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser  shall  maintain and cause its third party  consultants to maintain
(a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state in which the Property is located. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to the earlier to occur of (i) Purchaser's or Purchaser's Consultants' entry onto the Property, or (ii) the expiration of 5 days after the Effective Date. The provisions of this
Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

3.5. Property Materials.

3.5.1. Within 5 days after the Effective Date, Seller agrees to deliver or cause to be delivered to Purchaser a copy of the documents set forth on Schedule 3.5 (the "Materials") (subject to Section 3.5.2), provided that, where indicated on
Schedule 3.5, certain of the Materials will be available to Purchaser only at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and within the foregoing 5-day period, Seller may make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secure web site so long as Seller has advised Purchaser of such availability). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 3 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Buyer's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2. Seller agrees that, prior to the expiration of the Feasibility Period, Seller will provide to Purchaser a listing of all of the items of equipment and other personal property used by Seller in the operation of the Property or made available to Tenants for use at the Property which is not owned by Seller and is the subject of a lease agreement in favor of Seller as the lessee.

3.5.3. In providing such information and Materials to Purchaser, other than Seller's Representations, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to Seller as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Other than Seller's Representations, Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and, other than Seller's Representations, will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.4. The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6. Property Contracts

      On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing.

                                   ARTICLE 4
                                      TITLE

4.1.  Title Documents

      Within 5 Business Days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Purchaser shall be solely responsible for payment of all costs and premiums relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements.

4.2.  Survey

      Within 3 Business Days after the Effective Date, Seller shall deliver to Purchaser or make available at the Property any existing survey of the Property (the "Existing Survey") which to Seller's knowledge is in Seller's possession or reasonable control (subject to Section 3.5.2). Purchaser acknowledges and agrees that delivery of the Existing Survey is subject to Section 3.5.2. To the extent that Purchaser desires that a new survey of the Property be prepared (or that the Existing Survey be updated), Purchaser shall request the same in writing to Seller no later than 5 Business Days after the Effective Date, in which event Seller shall order such new or updated survey (together with the Existing Survey, referred to herein as the "Survey") from the surveyor who prepared the Existing Survey (or from such other surveyor as Seller determines in its reasonable discretion). Purchaser shall be solely responsible for the cost and expense of the preparation of any new or updated survey requested pursuant to the terms of this Section 4.2.

4.3.  Objection and Response Process

      On or before the date which is 5 Business Days following Purchaser's receipt of the Title Documents and the Existing Survey (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 5 Business Days after Seller's receipt of the Objection Notice (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before 5 Business Days after the Response Date (the "Final Response Deadline") either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Deposit shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). If Purchaser fails to give notice to terminate this Contract on or before the Final Response Deadline, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections). Seller and Purchaser agree that to the extent that any new or updated Survey is obtained at the request of Purchaser pursuant to Section 4.2 and such discloses any matter affecting the Property or title to the Property not previously disclosed on the Existing Survey which Purchaser finds objectionable, then Purchaser may provide to Seller a new Objection Notice with respect to such new Objection, and the provisions and procedures of this Section 4.3 shall apply to the rights of Seller and Purchaser as to such new Objection.

4.4.  Permitted Exceptions

      The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1. All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2. All Leases;

4.4.3. [Intentionally left blank];

4.4.4. Applicable zoning and governmental regulations and ordinances; and

4.4.5. Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser.

4.5. Existing Mortgage

      It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto, any deeds of trust and/or mortgages (including any and all mortgages which secure the Note) against the Property (whether one or more, the "Mortgage") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at Closing, provided that the Lender's Fees due in connection with the Loan Payoff shall, subject to reduction from the Purchase Price in accordance with Section 2.2, be paid by Purchaser.

                                   ARTICLE 5
                                     CLOSING

5.1.  Closing Date

      The Closing shall occur 30 days following the expiration of the Feasibility Period (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser on or before 10 days prior to the Closing Date, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence. Further, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

5.2.  Seller Closing Deliveries

      No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:

5.2.1. Special Warranty Deed (the "Deed") executed by Seller in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2. A Bill of Sale executed by Seller in the form attached as Exhibit C.

5.2.3. A General Assignment executed by Seller in the form attached as Exhibit D (the "General Assignment").

5.2.4. An Assignment of Leases and Security Deposits executed by Seller in the form attached as Exhibit E (the "Leases Assignment").

5.2.5. A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6. A closing statement executed by Seller.

5.2.7. A title affidavit or, at Seller's option, an indemnity, as applicable, executed by Seller in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment and to insure the period from the effective date of the Title Commitment to the Closing Date as to any matter affecting the title of the Land and Improvements (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing), but only to the extent of any such matter which attaches or arises during such interim period by or through Seller, and provided further that such affidavit or indemnity does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.2.8. A certification, executed by Seller, of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9. A rent roll for the Property certified by Seller, but limited to Seller's knowledge, listing each tenant space rented, tenant name, the monthly base rent payable, lease term and expiration date, status of rent payment and unapplied security deposit as of the Closing Date.

5.2.10. Notification letters to all Tenants, executed by Seller in the form attached hereto as Exhibit G.

5.2.11.   Resolutions,   certificates   of  good   standing,   and  such   other
organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.

5.3. Purchaser Closing Deliveries

      No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in
Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1. The full Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract.

5.3.2. Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.

5.3.3. A closing statement executed by Purchaser.

5.3.4. A countersigned counterpart of the General Assignment.

5.3.5. A countersigned counterpart of the Leases Assignment.

5.3.6. Notification letters to all Tenants executed by Purchaser in the form attached hereto as Exhibit G.

5.3.7. The Vendor Terminations (Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and Seller).

5.3.8. Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.

5.3.9. Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.10. [Intentionally deleted].

5.3.11. The Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2).

5.3.12. Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Contract.

5.4. Closing Prorations and Adjustments.

5.4.1. General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2. Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3. Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4. Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures (assuming payment at the earliest time to allow for the maximum possible discount) for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year (assuming payment at the earliest time to allow for the maximum possible discount). The proration of real property taxes or installments of assessments shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 12 months after the Closing, if necessary. Purchaser acknowledges that Seller has filed an appeal (the "Appeal") with respect to real estate ad valorem or other similar property taxes applicable to the Property (the "Property Taxes"). If such Appeal relates to any Tax Year (defined below) prior to the Tax Year in which the Closing occurs, Seller shall be entitled, in Seller's sole discretion, to continue to pursue such Appeal after the Closing Date, and, in the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to any such prior Tax Year, Seller shall be entitled to the full amount of any rebate, refund or reduction (collectively, a "Refund") resulting from the Appeal. Seller will provide Purchaser with a copy of the order or other documents evidencing the disposition of such Appeal and, until such disposition, upon request of the Purchaser, Seller will provide Purchaser with information of the status of such Appeal. If such Appeal relates to the Tax Year in which Closing occurs, then, from and after the Closing Date, Purchaser agrees that it will continue, at Purchaser's sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which Purchaser deems reasonable to pursue). Seller shall not be obligated to continue to pursue any Appeal with respect to the Property, including, without limitation, any Appeal that relates to a Tax Year during or after the Tax Year in which Closing occurs. In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing each of Purchaser and Seller for their respective actual, reasonable and documented third-party costs (collectively, the "Third-Party Costs,") incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Award, then the Award shall be applied to such Third-Party Costs on a pro rata basis, with each of Purchaser and Seller receiving a portion of the Award equal to the product of (i) a fraction, the numerator of which is the respective party's Third-Party Costs, and the denominator of which is the total of both parties' Third-Party Costs, and (ii) the amount of the Award. For purposes of this paragraph, "Tax Year" shall mean each 12-month period for which the applicable taxing authority assesses Property Taxes, which may or may not be a calendar year.

5.4.5. Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2.

5.4.6. Leases.

5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser. Purchaser agrees to bill Tenants of the Property for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to Seller by any Tenant whose tenancy at the Property has ended, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property or to incur any expense for attorneys fees, legal testimony or other legal expenses unless the same are reimbursed to Purchaser by Seller.

5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7. Existing Loan. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Note together with all interest accrued under the Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Note.

5.4.8. Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9. Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated by Seller or Property Manager as of the Closing Date.

5.4.10. Closing Costs. Seller shall pay any transfer, sales, use, gross receipts or similar taxes, deed recording fees pursuant to the Code of Laws of South Carolina, 1976 as amended, the cost of recording any instruments required to discharge any liens or encumbrances against the Property, and one-half of the customary closing costs of the Escrow Agent. Purchaser shall be responsible for deed and mortgage recording and filing fees, pay all premiums and cost for the Title Policy, and one-half of the customary closing costs of the Escrow Agent. Each party shall be responsible for its own attorneys' fees.

5.4.11. [Intentionally Omitted].

5.4.12. Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.4.13. Possession. Possession of the Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property after the Closing.

5.5. Post Closing Adjustments

      In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 12 months after Closing, or (b) subject to such 12 month period, unless such items exceed $10,000.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.5 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 6
               REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1.  Seller's Representations

      Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1. Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract, and has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. This Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;

6.1.2. Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3. Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4. Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5. Seller has not received any written notice of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and

6.1.6. Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

6.1.7. To Seller's knowledge: (A) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by Seller on, in or under the Property in quantities which violate applicable laws governing such materials or substances, and (B) the Property is not used by Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws.

6.1.8. Seller currently has in place and will maintain through the Closing Date, public liability, casualty and other insurance coverage with respect to the Property as would be customarily carried by prudent owners or operators of properties similar to the Property in markets in which such Property is located and each of such insurance policies is in full force and effect and all premiums due and payable thereunder were fully paid when due, it being understood and acknowledged that such coverage is and may be maintained through self-insurance.

6.1.9. To Seller's knowledge, the rent roll delivered by Seller to Purchaser pursuant to Section 3.5 is, and the rent roll delivered to by Seller to Purchaser at Closing will be, respectively, accurate in all material respects.

6.2. AS-IS

      Except for Seller's Representations, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants and warranties of title contained in the Deed conveying the Property and Seller's Representations). Except for Seller's Representations, Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Except for Seller's Representations, Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Other than the warranties of title contained  in the Deed,  Purchaser  shall  rely  only  upon any title  insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants, provided that it does so in accordance with its ordinary course of business with the respect to the Property. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3.  Survival of Seller's Representations

      Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 12 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $100,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in
Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4.  Definition of Seller's Knowledge

      Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Joe Engle who is the Regional Property Manager handling this Property (the "Regional Property Manager").

6.5. Representations And Warranties Of Purchaser

      For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

6.5.1. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Alabama.

6.5.2. Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3. No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4. Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5. The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

      The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 7
                            OPERATION OF THE PROPERTY

7.1.  Leases and Property Contracts

      During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by Seller in the ordinary course of its operation of the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed. Seller agrees to provide to Purchaser a monthly update of the rent roll for the Property following the delivery of the initial rent roll constituting a component of the Seller's Materials.

7.2.  General Operation of Property

      Except as specifically set forth in this Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.

7.3.  Liens

      Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING

8.1.  Purchaser's Conditions to Closing

      Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1. All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2. Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3. Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and

8.1.4. Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in Section 3.2,
Section 4.3, Section 10.2, Section 11.1, Section 12.1 and this Section 8.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price.

8.2.  Seller's Conditions to Closing

      Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1. All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2. Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3. Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and

8.2.4. Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby that are required by law.

8.2.5. [Intentionally deleted].

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.

                                   ARTICLE 9
                                    BROKERAGE

9.1.  Indemnity

      Seller represents and warrants to Purchaser that it has dealt only with Apartment Realty Advisors, 1575 Northside Drive, NW, Building 100, Suite 150, Atlanta, Georgia 30318 ("Broker") in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2.  Broker Commission

      If the Closing occurs, Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3.  Broker Signature Page

      As a condition to Seller's  obligation to pay the  commission  pursuant to
Section 9.2, Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

                                   ARTICLE 10
                              DEFAULTS AND REMEDIES

10.1. Purchaser Default

      If Purchaser defaults in its obligations hereunder to (a) deliver the Deposit, (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

10.2. Seller Default

      If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $30,000 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY

11.1. Major Damage

      In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $200,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller and, in such event, the Deposit shall be returned to Purchaser by the Escrow Agent (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2. Minor Damage

      In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $200,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3. Repairs

      To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN

12.1. Eminent Domain

      In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract shall recover the Deposit hereunder (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1. Binding Effect of Contract

      This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a prerequisite to its effectiveness.

13.2. Exhibits And Schedules

      All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3. Assignability

      This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser, one of its shareholders or one or more of the immediate family members of Charlie O. Sealy, Jr., is an affiliate of the purchasing entity(ies), and (b) Purchaser is not released from its liability hereunder. Purchaser anticipates that Purchaser or one or more of its shareholders will organize a new entity under South Carolina law (or other states' law and qualify/register such new entity in South Carolina) and that Purchaser will assign its rights and obligations under this Contract to such entity, of which Purchaser and/or one or more of its shareholders will own in part and/or control. Such entity will be considered an affiliate of Purchaser for purposes of this Section 13.3. As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4. Binding Effect

      Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5. Captions

      The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6. Number And Gender Of Words

      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7. Notices

      All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            Sealy Management Company, Inc.
            P.O. Box 1370
            1200 Greensboro Avenue
            Tuscaloosa, Alabama 35403
            Attn:  Charlie O. Sealy, Jr.
            Telephone No.      (205) 391-6000
            Facsimile No. (205) 349-4562
            With a copy to:

            Tanner & Guin
            Capitol Park Center
            2711 University Boulevard
            Tuscaloosa, Alabama 35403
            Attention:  J. Marland Hayes
            Telephone:  205-633-0209
            Facsimile:  205-633-0309

            To Seller:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Telephone: 303-691-4303
            Facsimile:  303-300-3260

            and a copy to:

            Argent Real Estate
            1401 Brickell Avenue, Suite 520
            Miami, Florida  33131
            Attention:  Mr. David Marquette
            Telephone:  305-371-9299
            Facsimile:  305-371-6898

            and a copy to:

            Jackson Walker L.L.P.
            112 E. Pecan
            Suite 2100
            San Antonio, Texas 78205
            Attn:  Eileen E. Sommer, Esq.
            Telephone No. (210) 978-7784
            Facsimile No. (210) 978-7790

            Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

            Fidelity National Title Insurance Company
            1900 West Loop South
            Suite 650
            Houston, Texas  77027
            Attn:  Lolly Avant
            Telephone No. (800) 879-1677
            Facsimile No. (713) 623-4406

            Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8. Governing Law And Venue

      The laws of the State of South Carolina shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to
Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9. Entire Agreement

      This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.

13.10.      Amendments

      This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and (b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract.

13.11.      Severability

      In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12.      Multiple Counterparts/Facsimile Signatures

      This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13.      Construction

      No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14.      Confidentiality

      Purchaser, Seller, Escrow Agent and Broker shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser, Seller, Escrow Agent and Broker may disclose the terms and conditions of this Contract (a) as required by law, (b) to make disclosures required of Seller under the rules promulgated by the New York Stock Exchange,
(c) to consummate the terms of this Contract, or any financing relating thereto, or (d) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser, Seller, Escrow Agent and Broker shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transaction, provided, however, that no party (and no employee, representative, or other agent thereof) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transaction (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law. Notwithstanding the provisions of Section 13.9, Purchaser, Seller, Escrow Agent and Broker agree that the covenants, restrictions and agreements of Purchaser, Seller, Escrow Agent and Broker contained in any confidentiality agreement executed by Purchaser, Seller, Escrow Agent and Broker prior to the Effective Date shall survive the execution of this Contract and shall not be superceded hereby.

13.15.      Time Of The Essence

      It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16.      Waiver

      No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17.      Attorneys Fees

      In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the substantially prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18.      Time Periods

      Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19.      1031 Exchange

      Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under Section 1031 of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if Seller so elects to close the transfer of the Property as an exchange, then (i) Seller, at its sole option, may delegate its obligations to transfer the Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Seller pursuant to this Contract; (iii) Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of the Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire the Property under this Contract, and may assign its rights to receive the Property from Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Seller; and (v) the closing of the acquisition of the Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may be).

13.20. No Personal Liability of Officers, Trustees or Directors of Seller's Partners

      Purchaser acknowledges that this Contract is entered into by Seller which is a South Carolina limited partnership, and Purchaser agrees that none of Seller's Indemnified Parties shall have any personal liability under this Contract (other than Seller's general partner) or any document executed in connection with the transactions contemplated by this Contract.

13.21.      No Exclusive Negotiations

      Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22.      ADA Disclosure

      Purchaser  acknowledges  that the  Property  may be subject to the federal
Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA"). The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA or the FHA (or any similar state or local law), and Seller expressly disclaims any such representation.

13.23.      No Recording

      Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24.      Relationship of Parties

      Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25.      Dispute Resolution

      Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American
Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the substantially prevailing party and charge the cost of arbitration to the party which is not the substantially prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26.      AIMCO Marks

      Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27.      Non-Solicitation of Employees

      Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees of Seller's affiliates, whether located at the Property or otherwise, for potential employment; provided, however, that after the expiration of the Feasibility Period and continuing until the Closing or the earlier termination of this Contract, Purchaser may, at its option, interview any or all of the employees located at the Property for employment by Purchaser after such employees' employment has been terminated by Seller.

13.28.      Survival

      Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21 and 13.23), and (b) any provision of this Contract which expressly states that it shall so survive (the foregoing (a), and (b) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29.      Multiple Purchasers

      As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Deposit, Deposit or other amount to Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

                                   ARTICLE 14
                           LEAD-BASED PAINT DISCLOSURE

14.1. Disclosure

      Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto. The provisions of this Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.

14.2. Consent Agreement

      Testing has been performed at the Property with respect to lead based paint. Law Engineering and Environmental Services, Inc., performed such testing and reported its findings in the Report of Findings dated May 14, 2001, a copy of which is attached hereto as Exhibit I (the "Report"). The Report certifies the Property as lead based paint free. By execution hereof, Purchaser acknowledges receipt of a coy of the Report, the Lead Based Paint Disclosure Statement attached hereto as Exhibit H, and acknowledges receipt of that certain Consent Agreement (the "Consent Agreement") by and among the United States Environmental Protection Agency (executed December 19, 2001), the United States Department of Housing and Urban Development (executed January 2, 2002), and Apartment Investment and Management Company ("AIMCO") (executed December 18,
2001). Because the Property has been certified as lead-based paint free, Seller is not required under the Consent Agreement to remediate or abate any lead based paint condition at the Property. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the Property shall be subject to the Consent Agreement and the provisions contained herein related thereto, and (2) that Purchaser shall not be deemed a third party beneficiary to the Consent Agreement provided, however, for purposes of this sentence and notwithstanding anything in
Section 13.3 to the contrary, if Sealy Management Company, Inc. assigns this Contract, then "Purchaser" only means and is limited to such assignee and Sealy Management Company, Inc. shall have no liability under this Section 14.2 or the Consent Agreement. The provisions of this Section 14.2 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.


                    [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:

                                    SHELTER PROPERTIES II,
                                    a South Carolina limited partnership

                                    By:   Shelter Realty II Corporation,
                                          a South Carolina corporation,
                                          its General Partner

                                          By: /s/Chad Asarch
                                          Name: Chad Asarch
                                          Title:  Vice President


                                   Purchaser:

                                    Sealy Management Company, Inc.,
                                    an Alabama corporation

                          By: /s/Charlie O. Sealy, Jr.
                              Charlie O. Sealy, Jr.
                              Vice-President

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes October 30, 2003 as the date of opening of escrow and designates 193572 as the escrow number assigned to this escrow.


                                    ESCROW AGENT:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY

                                    By: /s/Lolly Avant
                                        Name: Lolly Avant
                                        Title: Vice President

                                                                Exhibit 10(i)(g)
                                 FIRST AMENDMENT
                          TO PURCHASE AND SALE CONTRACT


      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 24th day of November, 2003, by and between SHELTER PROPERTIES II, a South Carolina limited partnership ("Seller") and SEALY MANAGEMENT COMPANY, INC., an Alabama corporation ("Purchaser")


                                    RECITALS:

      A. Seller and Purchaser, have entered into that certain Purchase and Sale Contract dated as of October 31, 2003 ("Purchase Contract"), covering certain parcels of real property located in Anderson County, South Carolina, as more particularly described in the Purchase Contract.

      B. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.

      C. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Purchase Price. Section 2.2 of the Purchase Contract is hereby amended such that the Purchase Price for the Property shall be an amount equal to $4,680,000.00, less the Lender's Fees.

      2. Feasibility Period. Section 3.1 of the Purchase Contract is hereby amended such that the last day of the Feasibility Period shall be November 26, 2003. In consideration of the agreements of Seller contained in this Amendment, Purchaser hereby waives its right to terminate the Purchase Contract provided in
Section 3.2 of the Purchase Contract.

      3. Conforming Amendments. Any and all terms and provisions of the Purchase Contract are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs hereof.

      4. Full Force and Effect. Except as expressly modified and amended hereby, all other terms and conditions of the Purchase Contract shall continue in full force and effect.

      5. Facsimile and Counterparts. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:

                                    SHELTER PROPERTIES II,
                                    a South Carolina limited partnership

                                    By: Shelter Realty II Corporation,
                                        a South Carolina corporation,
                                        its General Partner


                                          By:   /s/Patrick F. Slavin
                                          Name: Patrick F. Slavin
                                          Title:Senior Vice President


                                   Purchaser:

                                    Sealy Management Company, Inc.,
                                    an Alabama corporation

                                    By:   /s/Charlie O. Sealy, Jr.
                                          Charlie O. Sealy, Jr.
                                          Vice-President

                                                              Exhibit 10(i)(h)
                               SECOND AMENDMENT
                        TO PURCHASE AND SALE CONTRACT


      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 11th day of December, 2003, by and
between  SHELTER   PROPERTIES  II,  a  South  Carolina   limited   partnership
("Seller") and SEALY MANAGEMENT COMPANY, INC., an Alabama corporation ("Purchaser")


                                  RECITALS:

      A. Seller and Purchaser, have entered into that certain Purchase and Sale Contract dated as of October 31, 2003 ("Purchase Contract"), covering certain parcels of real property located in Anderson County, South Carolina, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended by that certain First Amendment to Purchase and Sale Contract, dated as of November 24, 2003.

      C. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.

      D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                 AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be December 30, 2003.

      2. Conforming Amendments. Any and all terms and provisions of the Purchase Contract are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs hereof.

      3. Full Force and Effect. Except as expressly modified and amended hereby, all other terms and conditions of the Purchase Contract shall continue in full force and effect.

      4. Facsimile and Counterparts. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                    Seller:
                                    SHELTER PROPERTIES II,
                                    a South Carolina limited partnership

                                    By:   Shelter Realty II Corporation,
                                          a South Carolina corporation,
                                          its General Partner


                                          By:  /s/Patrick F. Slavin
                                             Name:  Patrick F. Slavin
                                             Title:  Senior Vice President


                                    Purchaser:

                                    Sealy Management Company, Inc.,
                                    an Alabama corporation

                                    By:   /s/Charlie O. Sealy, Jr.
                                          Charlie O. Sealy, Jr.
                                          Vice-President

                                                                Exhibit 10(i)(i)

                          ASSIGNMENT AND ASSUMPTION OF
                           PURCHASE AND SALE CONTRACT


      FOR VALUE RECEIVED, the undersigned Sealy Management Company, Inc., an Alabama business corporation ("Assignor"), hereby (a) transfers, assigns, sets-over, conveys, and delivers its rights and interests in and to that certain Purchase and Sale Contract between Shelter Properties II ("Seller") and Assignor dated October 31, 2003, as amended (collectively, the "Sales Contract") to RT Anderson, LLC, a South Carolina limited liability company ("Assignee") and (b) delegates all of its duties and obligations of performance under the Sales Contract and Letter Agreement to Assignee. Assignee hereby accepts such conveyance, assignment and delegation and agrees to assume and perform any and all duties and obligations of Assignor under the Sales Contract and Letter Agreement.

      Dated effective as of December 20, 2003.

                                    ASSIGNOR:

                                    SEALY MANAGEMENT COMPANY, INC.


                                    By:   /s/Steven R. Kennedy
                                          Steven R. Kennedy
                                          Its President

                                    ASSIGNEE:

                                    RT ANDERSON, LLC

                                    By:  SEALY MANAGEMENT COMPANY, INC.
                                           Its Manager


                                          By:   /s/Steven R. Kennedy
                                                Steven R. Kennedy
                                                Its President